Ryerson Quarterly Release Presentation Q1 2024 Exhibit 99.2

Important Information About Ryerson Holding Corporation These materials do not constitute an offer or solicitation to purchase or sell securities of Ryerson Holding Corporation (“Ryerson” or “the Company”) or its subsidiaries and no investment decision should be made based upon the information provided herein. Ryerson strongly urges you to review its filings with the Securities and Exchange Commission, which can be found at https://ir.ryerson.com/financials/sec-filings/default.aspx. This site also provides additional information about Ryerson. Safe Harbor Provision Certain statements made in this release and other written or oral statements made by or on behalf of the Company constitute “forward-looking statements” within the meaning of the federal securities laws, including statements regarding our future performance, as well as management's expectations, beliefs, intentions, plans, estimates, objectives, or projections relating to the future. Such statements can be identified by the use of forward-looking terminology such as “objectives,” “goals,” “preliminary,” “range,” “believes,” “expects,” “may,” “estimates,” “will,” “should,” “plans,” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy. The Company cautions that any such forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements as a result of various factors. Among the factors that significantly impact our business are: the cyclicality of our business; the highly competitive, volatile, and fragmented metals industry in which we operate; the impact of geopolitical events; fluctuating metal prices; our indebtedness and the covenants in instruments governing such indebtedness; the integration of acquired operations; regulatory and other operational risks associated with our operations located inside and outside of the United States; the influence of a single investor group over our policies and procedures; work stoppages; obligations under certain employee retirement benefit plans; currency fluctuations; and consolidation in the metals industry. Forward-looking statements should, therefore, be considered in light of various factors, including those set forth above and those set forth under “Risk Factors” in our most recent annual report on Form 10-K for the year ended December 31, 2023, our quarterly report on Form 10-Q for the quarter ended March 31, 2024, and in our other filings with the Securities and Exchange Commission. Moreover, we caution against placing undue reliance on these statements, which speak only as of the date they were made. The Company does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events or circumstances, new information or otherwise. Non-GAAP Measures Certain measures contained in these slides or the related presentation are not measures calculated in accordance with generally accepted accounting principles (“GAAP”). They should not be considered a replacement for GAAP results. Non-GAAP financial measures appearing in these slides are identified in the footnotes. A reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures is included in the Appendix.

Earned Revenue of $1.24 billion on 497,000 tons shipped and average selling price of $2,493 per ton.  Net Loss attributable to Ryerson Holding Corporation of $7.6 million with Adjusted EBITDA1, excluding LIFO of $40.2 million as counter-cyclical industry conditions persisted and transitory operating expenses related to capital expenditures, acquisitions and ERP system conversions occurred through the quarter. Debt of $497 million and net debt2 of  $455 million as of March 31, 2024, compared to $436 million and $382 million, respectively, on December 31, 2023 Started operations at University Park, IL service center and completed Enterprise Resource Planning (“ERP”) conversion and integration program that began in 2022 covering 31 service centers, of which 17 service centers were converted from 2023 through the first quarter of 2024 Announced $40 million in expected annualized cost reductions through targeted reductions in force and network cost-outs as Ryerson begins pivoting from its investment program to integrating, optimizing, and generating expected returns on investments in acquisitions and capital expenditures moving through the balance of 2024 and into 2025. As such Ryerson expects capital expenditures to come in at plan in 2024 of $110 million with expected capital expenditures in 2025 of $50 million. Q1 2024 Highlights 1For EBITDA, Adjusted EBITDA and Adj EBITDA excluding LIFO please see Appendix; 2Net Debt is defined as Long Term Debt plus Short-Term Debt less Cash and Cash Equivalents and excludes Restricted Cash

Capital Expenditures Modernization Investment Cycle

University Park – New CS&W HQ 900,000 sq ft facility Significant automation and technological enhancements Investing IN the Business West Shelbyville Expansion State-of-the-art cut-to-length line (CTL) and automated storage and retrieval system for sheet products Centralia Pacific NW 214,000 sq ft facility Advanced processing capabilities for sheet, plate, and long products Portage Laser Cell Automated coil processing & laser cutting Atlanta Tube Laser Center Expanded tube processing facility SAP Conversion Converted 17 locations to SAP

Commodity Prices Since Dec. 2017 U.S. ISM Purchasing Managers Index Macroeconomic indicators mixed; industrial production leaning positive 1Sources: Bloomberg: prices through March 31, 2024; Futures prices as of April 30, 2024; Bloomberg, US Industrial Production Index Month YoY Change; Bloomberg, U.S. Manufacturing PMI Macro & commodities Futures

12023 Sales Mix by tons Excludes Other Industry Sectors which represent approximately 4% of Ryerson sales mix; Sales Mix based on 2023 results as disclosed in Ryerson’s Annual Report on Form 10-K for the year ended December 31, 2023 Metal Fab and Machine Shop Industrial Equipment Commercial Ground Transportation Food & Ag Consumer Durable Construction/Heavy Equipment HVAC Oil & Gas 2023 Sales Mix1 Commentary QoQ Volume 25% 17% 17%  9% 9% 8% 7% 4% Ryerson’s first quarter North American shipments reflected seasonal buying patterns as well as restocking customer demand from industrial manufacturing and transportation sectors.   Sequential end-market trends

Anticipate seasonal pickup in Q2 volumes and pricing 1Net Income attributable to Ryerson Holding Corporation; 2Diluted EPS of $0.20 represents the midpoint of our $0.15 - $0.25 guidance range. See Ryerson’s 8-K filed on April 30, 2024 Net Sales Net Income1 Adj. EBITDA, excl. LIFO $1.25 - 1.29B $5 - 10M $47 - 53M Second quarter revenue guidance of $1.25B to $1.29B  assumes: Average Selling Prices increase 0% to 1%  Shipments increase between 1% to 3% Diluted Earnings per Share Q2 2024 Guidance

1LTM Free Cash Flow Yield is calculated based on Last Twelve Months free cash flow divided by period-end market capitalization Capital Investment Expense Management Compared to Q1 2023 Inventory Days of Supply Cash Conversion Cycle 85 76 Asset Management Cash Flow Service Center modernization investments in new service centers, expanded service centers and value-added capex. First quarter cash flow usage driven by working capital build and net loss. The Company’s cash conversion cycle decreased sequentially due to decreases in inventory days of supply and days sales outstanding Cash from Operating activities LTM Free Cash Flow Yield1 ($47.8) 10.7% Q1 2024 Investment FY 2024E $22M $110M Expense Expense/Sales +$22.6M +370bps Expenses increased $22.6M, or 11.6%, compared to Q1 2023 driven by higher operating expenses from acquisitions, capex-network effects and higher reorganization costs.  financial and operating metrics

Liquidity remained strong and Net Leverage above target level A reconciliation of Net Debt as well as other non-GAAP financial measures to comparable GAAP measures is included in the Appendix. See Ryerson’s 8-K filed on April 30, 2024 Net Leverage of 2.5x in Q1 ’24 above target leverage range of 0.5x to 2.0x Global liquidity remained strong at $684M in Q1 ’24 Cash and Cash Equivalents Foreign Availability North American Availability Liquidity and leverage

Capital allocation plan LTM is Last Twelve Months LTM free cash flow generation $22M in Q1’24; $110M in ’24E Modernization and   and Value-Add  Quarterly dividend of $0.1875 per share for Q2’24 Track record of successful acquisitions $1M repurchased in 1Q’24; $38M remains of $100M authorization Supports key pillars of Capital Allocation CAPEX M&A DIVIDENDS BUYBACKS

Ryerson distributed its eleventh quarterly cash dividend and completed ~$1M in share repurchases in the first quarter. On April 30, 2024, the Board of Directors approved the Company’s second quarter of 2024 dividend of $0.1875 per share  Capital allocation plan update $0.1875 per Share Return of capital to investors and $1.0M  Share repurchases completed in Q1 2024 Q2 2024 Announced:  Ryerson’s dividend is enabled by a transformed balance sheet and continued prioritization of shareholder returns as part of a balanced capital allocation strategy $0.1875 per Share Return of capital to investors

Q1 2024 key financial metrics 1 Net Loss attributable to Ryerson Holding Corporation; A reconciliation of non-GAAP financial measures to the comparable GAAP measure is included in the Appendix. See Ryerson’s 8-K filed on April 30, 2024 Net Sales Gross Margin Net Loss1  Diluted Loss per Share Debt $1.2B 17.6% ($7.6)M ($0.22) $497M +11.4% QoQ -460 bps QoQ -$33.4M QoQ -$0.96 QoQ +$61M QoQ Tons Shipped Gross Margin, excl. LIFO Adj. EBITDA  excl. LIFO Adjusted Diluted Loss per Share Net Debt 497k 17.6% $40.2M ($0.18) $455M +10.4% QoQ +70 bps QoQ +$14.3M QoQ -$0.91 QoQ +73M QoQ

Diversified (metals mix, ~40k customers, ~75k products) Availability, speed, ease, consistency 114 locations Hundreds of “virtual” locations  24/7 E-Commerce Platform  Relationship-centric customer experience Building the value chain of the future Intelligent Network

Appendix

Stronger capital structure allows for greater returns to shareholders Dividend payments 1Yield for 2023 is based on closing share price as of December 29, 2023, of $34.68. Yield for TTM Q1’24 is based on closing share price as of March 28, 2023, of $33.50. Dividend per Share 1

Quarterly financial highlights 1 Net Income attributable to Ryerson Holding Corporation A reconciliation of non-GAAP financial measures to the comparable GAAP measure is included in this Appendix Average Selling Price Per Ton Gross Margin & Gross Margin, excl. LIFO Tons Sold (000’s) Adj. EBITDA excl. LIFO & Net Income Margin %1

Non-GAAP Reconciliation: Adjusted EBITDA, excl. LIFO

Non-GAAP Reconciliation: Adjusted Net Income

Non-GAAP Reconciliation: Adjusted Net Income

Note: EBITDA represents net income (loss) before interest and other expense on debt, provision (benefit) for income taxes, depreciation, and amortization. Adjusted EBITDA gives further effect to, among other things, reorganization expenses, benefit plan curtailment gain, pension settlement loss, purchase consideration and other transaction costs, and foreign currency transaction gains and losses. We believe that the presentation of EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), provides useful information to investors regarding our operational performance because they enhance an investor’s overall understanding of our core financial performance and provide a basis of comparison of results between current, past, and future periods. We also disclose the metric Adjusted EBITDA, excluding LIFO expense (income), to provide a means of comparison amongst our competitors who may not use the same basis of accounting for inventories. EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), are three of the primary metrics management uses for planning and forecasting in future periods, including trending and analyzing the core operating performance of our business without the effect of U.S. generally accepted accounting principles, or GAAP, expenses, revenues, and gains (losses) that are unrelated to the day to day performance of our business. We also establish compensation programs for our executive management and regional employees that are based upon the achievement of pre-established EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), targets. We also use EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), to benchmark our operating performance to that of our competitors. EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), do not represent, and should not be used as a substitute for, net income (loss) or cash flows from (used in) operations as determined in accordance with generally accepted accounting principles, and neither EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), is necessarily an indication of whether cash flow will be sufficient to fund our cash requirements. This release also presents gross margin, excluding LIFO expense (income), which is calculated as gross profit minus LIFO expense (income), divided by net sales. We have excluded LIFO expense (income) from gross margin and Adjusted EBITDA as a percentage of net sales metrics in order to provide a means of comparison amongst our competitors who may not use the same basis of accounting for inventories as we do. Our definitions of EBITDA, Adjusted EBITDA, Adjusted EBITDA, excluding LIFO expense (income), gross margin, excluding LIFO expense (income), and Adjusted EBITDA, excluding LIFO expense (income), as a percentage of sales may differ from that of other companies. Non-GAAP Reconciliation